SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------




                                   FORM 8-K/A



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) June 8, 1999



                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)



        Delaware                             0-26168                            52-1849794
(State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
 incorporation or organization)                                                    Number)








                               485 C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
(Address,  including  zip code and  telephone  number,  including  area code, of
                   Registrant's principal executive offices)



                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.  Change in Fiscal Year

         On June 8, 1999, the Board of Directors of CareAdvantage, Inc (the "Company") elected to change its fiscal year end from October 31 to December 31.

         The Company has determined to file a transition report on Form 10-KSB covering the transition period from November 1, 1998 to December 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAREADVANTAGE, INC.


Date: June 24, 1999                      By: /s/ David G. Noone
                                             -----------------------
                                             David G. Noone
                                             Chief Executive Officer



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